SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: March 29, 2001
(Date of earliest event reported)
Commission file number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1466	39-1775292

1-3016	WISCONSIN PUBLIC SERVICE CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1466	39-0715160

Item 5. Other Events

On March 29, 2001, WPS Resources Corporation ("WPSR") and Wisconsin Fuel and Light Company ("WF&L") received authorization from the Public Service Commission of Wisconsin ("PSCW"), to merge WF&L with and into Wisconsin Public Service Corporation ("WPSC") a wholly-owned subsidiary of WPSR. The merger became effective at 12:01 a.m. central standard time on April 1, 2001.

Holders of WF&L common stock received 1.73 shares of WPSR common stock for each share of WF&L common stock they owned at the effective time of the merger. The shares of WPSR common stock received by holders of WF&L common stock in the merger represent approximately 6.2% of the shares of WPSR common stock outstanding immediately after the effective time of the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION

By:  /s/ Ralph G. Baeten
Ralph G. Baeten
Vice President - Treasurer
and Chief Financial Officer

Date: April 2, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN PUBLIC SERVICE CORPORATION

By:  /s/ Ralph G. Baeten
Ralph G. Baeten
Vice President - Treasurer
and Chief Financial Officer

Date: April 2, 2000